SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Supplement dated September 28, 2012 to the Statement of Additional Information (“SAI”) dated December 29, 2011, for Performance Trust Total Return Bond Fund and Performance Trust Municipal Bond Fund, each a series of Trust for Professional Managers (the “Trust”)

Effective immediately, the Retail Class shares (trading symbol: PTRMX) of the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”) are available for purchase.  Any references to the contrary in the SAI are hereby removed.

Also effective immediately, the Rule 12b-1 Distribution Fee for the Retail Class of the Municipal Bond Fund has been increased from 0.20% to 0.25% of the Fund’s average daily net assets.  Accordingly, all references to the Rule 12b-1 Distribution Fee for the Retail Class of the Municipal Bond Fund are hereby revised to reflect this increase.

Also effective immediately, the operating expense limitation as a percentage of average daily net assets for the Retail Class of the Municipal Bond Fund has been increased from 0.75% to 0.80%.  The reference to this operating expense limitation for the Retail Class of the Municipal Bond Fund is hereby revised to reflect this increase.

Please retain this supplement with your SAI.